UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

Univest Corporation of Pennsylvania
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 721-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UNIVEST CORPORATION OF PENNSYLVANIA
CURRENT REPORT ON FORM 8-K

Item 1.01 Entry Into A Material Definitive Agreement

On August 6, 2009, Univest Corporation of Pennsylvania, a Pennsylvania corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company will issue and sell to the Underwriter 2,950,000 shares of the Company’s common stock, par value $5.00 per share (the “Common Stock”), at $16.45 per share. The public offering price of the Common Stock is $17.50 per share. The Company has also granted the Underwriter an option to purchase up to 442,500 additional shares to cover over-allotments, if any.

The Company intends to use the net proceeds from the offering for general corporate purposes, including supporting the capital needs of its subsidiary bank, the financing of its operations, the repayment of short-term indebtedness, potential business acquisitions and other capital expenditures.

The Underwriting Agreement contains customary representations, warranties, indemnification rights and obligations of the parties. The Company expects to close the sale of Common Stock on August 12, 2009, subject to customary closing conditions.

The shares of Common Stock will be issued pursuant to a prospectus supplement filed as part of an existing shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-159084) (the “Registration Statement”).

In connection with the issuance and sale of the Common Stock, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Shumaker Williams, P.C. as to the legality of the shares of Common Stock (Exhibit 5.1), (iii) the consent of Shumaker Williams, P.C. (Exhibit 23.1), and (iv) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2).

Item 8.01 Other Events

On August 6, 2009, the Company issued a press release announcing the pricing of the Common Stock referenced in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit
No.	Description

1.1	Underwriting Agreement, dated August 6, 2009, between Univest Corporation of Pennsylvania and Keefe, Bruyette & Woods, Inc.

5.1	Opinion of Shumaker Williams, P.C. regarding the legality of the securities offered.

23.1	Consent of Shumaker Williams, P.C. (included in Exhibit 5.1).

99.1	Press Release dated August 6, 2009.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST CORPORATION OF PENNSYLVANIA (Registrant)
/s/ Jeffrey M. Schweitzer
Jeffrey M. Schweitzer
Executive Vice President and Chief Financial Officer

Date: August 7, 2009

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement, dated August 6, 2009, between Univest Corporation of Pennsylvania and Keefe, Bruyette & Woods, Inc.

5.1	Opinion of Shumaker Williams, P.C. regarding the legality of the securities offered.

23.1	Consent of Shumaker Williams, P.C. (included in Exhibit 5.1).

99.1	Press Release dated August 6, 2009.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.